EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 9, 2011	/s/ Gary E. Anderson

	Print Name:	Gary E. Anderson

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 8, 2011	/s/ James R. Fitterling

	Print Name:	James R. Fitterling

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 9, 2011	/s/ Terence F. Moore

	Print Name:	Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 15, 2011	/s/ Larry Stauffer

	Print Name:	Larry Stauffer

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint David B. Ramaker and Lori A. Gwizdala, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-3 Registration Statement of Chemical Financial Corporation relating to shares of Common Stock to be issued under Chemical Invest Direct, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: February 9, 2011	/s/ Franklin C. Wheatlake

	Print Name:	Franklin C. Wheatlake